SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 17, 2003

Rockwell Collins, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16445	52-2314475
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Collins Road NE, Cedar Rapids, Iowa		52498
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (319) 295-1000

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.                                                           Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits.

99.1                           Press release of Registrant dated July 17, 2003.

Item 9.                                                           Regulation FD Disclosure.  Information is being provided under Item 12.

Registrant’s press release dated July 17, 2003, regarding Rockwell Collins third quarter results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ROCKWELL COLLINS, INC.
(Registrant)

By	/s/ Gary R. Chadick
Gary R. Chadick
Senior Vice President,
General Counsel and Secretary

Dated:   July 17, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of Registrant dated July 17, 2003.